UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025

WORLD OMNI AUTOMOBILE LEASE SECURITIZATION TRUST
2025-A

(Issuing Entity with respect to Securities)

(Central Index Key Number: 0002056235)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

(Central Index Key Number: 0001004150)

WORLD OMNI AUTO LEASING LLC

(Depositor with respect to Securities)

(Central Index Key Number: 0001439697)

Delaware	333-264720-04	90-0399122
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant's IRS Employer Identification No.)

250 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 23, 2025, World Omni Automobile Lease Securitization Trust 2025-A, a Delaware statutory trust (the “Issuing Entity”), Wilmington Trust, National Association, as indenture trustee (the “Indenture Trustee”), and Wilmington Trust, National Association, as account bank (the “Account Bank”), entered into the First Supplemental Indenture (the “First Supplemental Indenture”). The First Supplemental Indenture amends the Indenture, dated as of March 12, 2025 (the “Indenture”), among the Issuing Entity, the Indenture Trustee and the Account Bank (filed as Exhibit 4.1 to the registrant’s Form 8-K dated and filed on March 12, 2025, Commission File No. 333-264720-04), to amend the Overcollateralization Target Amount from 13.65% (as stated in the Indenture prior to the effectiveness of the First Supplemental Indenture) to 15.40% (as disclosed in the prospectus dated March 4, 2025, related to the issuance of the World Omni Automobile Lease Securitization Trust 2025-A Notes, and filed with the SEC on March 6, 2025, Commission File No. 333-264720-04).

Item 9.01.	Financial Statements and Exhibits.

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 4.1	First Supplemental Indenture, dated as of May 23, 2025, by and among World Omni Automobile Lease Securitization Trust 2025-A, as issuing entity, Wilmington Trust, National Association, as indenture trustee, and Wilmington Trust, National Association, as account bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO LEASING LLC (Depositor)

Dated: May 23, 2025	By:	/s/ Claude S. Simon
	Name:	Claude S. Simon
	Its:	Assistant Treasurer